Exhibit 99 Q3 2022 QUARTERLY INVESTOR PRESENTATION

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (November 2, 2022). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. 2

Our Businesses Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses Our Core Lift Truck Business Our Attachments Business Our Fuel Cell Business Hyster-Yale Group Bolzoni Nuvera F O R E A C H B U S I N E S S Board of Directors n CEO n P&L and balance sheet n Tailored incentive plans 3

Hyster-Yale at a Glance Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift Key Metrics truck manufacturer offering a In millions (except employee data) broad array of solutions aimed at Lift Truck Bolzoni Nuvera LTM 9/30/2022 meeting the specific materials Revenue $3,205.1 $357.2 $2.3 handling needs of its customers. Operating Profit (Loss) ($130.8) $2.0 ($36.0) Bolzoni Nuvera (1) Adjusted EBITDA ($38.2) $14.6 ($35.1) 5.5% 0.1% JAPIC Net Debt at end of period ($456.7) ($19.7) N/A 6.9% Approximate # of Employees (globally) 6,650 1,300 150 EMEA 20.4% Americas 67.1% LTM 9/30/2022 Sales by Segment _____________________ (1) Adjusted EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 14. 4

Global Lift Truck Market Global Lift Truck Industry Size* Lift Truck Industry Q2 2022 versus Q1 2022 and Q4 2021* (units in thousands) 2,700 CAGR (2004 – 2021) = 7.3% 2,400 2,100 1,800 1,500 1,200 900 600 300 872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,343 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM _____________________ * Q2 22 Trend line represents 7.3% long-term CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 6/30/22. North America Retail Lift Truck at Trend Line 120,000 100,000 80,000 60,000 40,000 20,000 - _____________________ Source: WITS* Orders Reports. * WITS Industry Data reported one quarter in arrears. Trend Upper Limit Lower Limit NA _____________________ Source: ITA. Represents quarterly order intake through Q3 2022. 5 Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20 Q4 21 Q3 22

Lift Truck Unit Class Shipments as of 6/30/22 (Industry / HY) Industry Units by Geography HY Lift Truck Units Sold by Geography Middle East Asia-Pacific Asia- & Africa 7% Pacific/ 3% Japan China Japan 4% 7% 6% HY sales mix more Europe 30% EMEA heavily weighted Americas China 29% 58% 34% toward the Americas Americas 22% _____________________ _____________________ Source: WITS*. LTM 6/30/22 Orders Reports. Source: Company: LTM 6/30/22 Units Shipped * WITS Industry Data reported one quarter in arrears. Note: Units sold direct by SN JV are not included Industry Unit Revenue by Class HY Lift Truck Unit Revenue by Class Estimated Industry Revenue Mix Class 1 HY revenue mix Electric Class 1 Electric 22% 26% Class 5 ICE Class 5 ICE toward higher-priced 43% Class 2 48% Electric Class 2 Electric 13% 14% Class 4 & 5 ICE units Class 4 Class 4 ICE ICE 5% 9% Class 3 Electric Class 3 Electric 8% _____________________ _____________________ 12% Source: Company: LTM 6/30/22 Unit Revenues Source: Internal Company estimates through 6/30/22 6

Impact of Headwinds on HY are Moderating 2021 2022 Q1 2023 Supplier component volume shortages Freight costs and constraints Component cost inflation Timing of price increases to match cost increases Economic Potential Recessionary Headwinds Trends Russia/Ukraine conflict expansion 7

Results for Q3 2022 Consolidated vs. Q3 2021

CONSOLIDATED *($ in millions)*	HY Q3 2022	HY Q3 2021	Variance
Shipments	24,500	23,200	1,300
Revenues	$840.1	$748.2	$91.9
Gross Profit (Loss)	$86.9	$65.1	$21.8
Operating Expenses	($111.8)	($119.4)	$7.6
Operating Profit (Loss)	($24.9)	($54.3)	$29.4
Net Income (Loss)	($37.3)	($77.2)	$39.9
Adjusted EBITDA[(2)]	($14.2)	($30.9)	$16.7

SEGMENTS *($ in millions)*	Q3 2022 Lift Truck[(1)]	Q3 2022 Bolzoni[(1)]	Q3 2022 Nuvera[(1)]
Revenues	$796.2	$82.2	$1.2
Gross Profit (Loss)	$74.6	$13.7	($2.0)
Operating Expenses	($89.8)	($15.0)	($7.0)
Operating Profit (Loss)	($15.2)	($1.3)	($9.0)
Adjusted EBITDA[(2)]	($7.9)	$2.0	($8.9)


HYSTER

Comments

- Consolidated revenues increased 12.3% over Q3 '21 primarily due to increased lift truck prices and parts volumes across all geographic segments.
- Lift truck shipments increased in each geographic segment versus Q3 '21, due to moderating component shortages and supply chain constraints. Some critical components remain in short supply.
- Consolidated operating loss improved by nearly $30 million versus Q3 '21, which included $24.8 million of non-cash charges at Nuvera.
- Lift Truck results improved versus Q3 '21, and were ahead of Company expectations, despite significant unfavorable currency effects.
- Bolzoni's results decreased from Q3 '21. Benefits from price increases and favorable sales mix did not offset the effect of lower sales volumes, higher manufacturing costs and unfavorable currency movements.
- Nuvera's loss decreased over Q3 '21, primarily driven by a prior year charge.

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
(2) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 14.

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HYSTER-YALE MATERIALS HANDLING

Outlook Backlog levels will drive future performance and support unit margin expansion Lift Truck Bolzoni Nuvera Moderately Consolidated HY expected to Expect an Expect to return to reduced losses operating profit in profitability in Q4 move from modest operating expected in Q4 Q4 2022 and a 2023, with a profit in Q4 2022 to solid 2022. Comparable substantial higher operating operating profit and net FY 2023 operating operating profit in profit in 2023 income in 2023 loss versus FY 2022. 2023 versus 2022 ($ millions, except Avg. Sales Price) Lift Truck Bookings and Backlog ‘22 vs ‘21 Q3‘22 vs Q2 ‘22 Average sales price/backlog unit Q3 ‘22 Q3 ‘21 Fav (Unfav) Q2 ‘22 Fav (Unfav) increased by 38% from Q3 ‘21 and Unit Bookings 20,700 37,100 (44%) 23,200 (11%) 8% from Q2 ’22 Avg. Sales Price/Unit booked $32,850 $24,528 34% $32,758 0.3% ➢ Highlights progress made working Unit Backlog** 108,200 98,800 10% 112,000 (3%) through lower-margin units Avg. Sales Price/Unit of backlog $34,196 $24,798 38% $31,518 8% **September 30, 2022, and June 30, 2022, Unit Backlogs were reduced by 2,600 units and 2,700 units, respectively, due to suspended orders from Russian dealers which HY currently has no defined fulfillment plans. 9

Hyster-Yale Priorities for Cash Usage

Protecting Liquidity in current environment

- Unused Borrowing Capacity of ~$191m and ~$69m in Cash @ 9/30/22
- Managing capital expenditure timing for strategic programs; focusing on strict cost controls
- Concentrating on inventory reductions by maximizing utilization of on-hand materials to complete trucks in our backlog before ordering new materials

INVESTMENTS

Lift Truck Business
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Fuel Cell Business
Investments to commercialize Nuvera fuel cell technology

Attachments Business
Expense and capital investments in strategic programs to accelerate growth and enhance margins

Return Cash to Stockholders

Annual Dividends[1]			
2019	2020	2021	YTD 2022
$21.0m $1.27/ share	$21.3m $1.27/ share	$21.6m $1.29/ share	$16.4m $1.29/ share

[1] Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2019 and 2021.

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Core Strategies Designed to Drive Economic Engine by Increasing Market Share Hyster-Yale has five core strategies to drive growth, with each supported by strategic projects Worldwide Geographic Volume Distribution and Product Economies Strength to Drive Balance of Scale Market Share Lift Truck Strategic Provide Lowest Cost of Projects Ownership, while Enhancing Productivity for Customers Bolzoni Be Be t the he Lea Leade der r in in Be the Leader in the Delivery Ind Indep epen ende den nt t Strategic Projects Lift Truck Business of Industry- & Customer- Distr Distribu ibuti tion on Focused Solutions Nuvera Bolzoni Nuvera Strategic Projects Be the Leader in the Be a Leader in Fuel Cells Attachments Business & their Applications Parts and Service Large Lift Truck Volume Population in Service 11

HY Transformational Projects Lead to a Strong Long-Term Investment Option

Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets

Lift Truck Transformation

Transformative Products

- Modular & Scalable (1, 2)
- Low Intensity (1, 2)

Technological Accelerators

- Electrification, Fuel Cell, Telemetry, Automation & Web Presence (1, 2)

Transformation of Sales Approach

- AsOne, HY Impact + HY Flow programs (3)
- Industry approach (2)

Bolzoni Transformation

Transformation of Global Business Structure

- One Company / 3 Brands
- Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line)
- Industry approach

Nuvera Transformation

- Commercialization of E-45 / E-60 engines globally
- Development of larger E125 engine
- Commercial Partnerships

Legend – Core Strategies
1 - Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers
2 - Be the Leader in the Delivery of Industry- & Customer-Focused Solutions
3 - Be the Leader in Independent Distribution

Long-term Focused, not Short-term Oriented

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APPENDIX

Non-GAAP Disclosure Adjusted EBITDA is not a measurement under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and is not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines Adjusted EBITDA as the following: n Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense; For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages. 14

Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Consolidated	**2017**	**2018**	**2019**	**2020**	**2021**	**9/30/21**	**3/31/22**	**6/30/22**	**9/30/22**	**9/30/21**	**9/30/22**
Reconciliation of EBITDA											
Net income (loss) attributable to stockholders	$48.6	$34.7	$35.8	$37.1	$(173.0)	$(77.2)	$(25.0)	$(19.4)	$(37.3)	$(56.6)	$(185.0)
Goodwill and other intangible assets impairment charges	4.9	-	-	-	55.6	-	-	-	-	-	55.6
Fixed Asset impairment charges	-	-	-	-	10.0	10.0	-	-	-	10.0	-
Noncontrolling interest income (loss)	0.3	(0.4)	0.8	1.4	(10.2)	0.4	0.8	0.7	0.7	1.4	(9.3)
Income tax provision (benefit)	44.9	2.3	11.3	3.7	28.3	20.5	2.9	(3.1)	4.2	21.7	11.8
Interest expense	14.6	16.0	19.8	13.7	15.5	4.1	5.1	6.1	7.7	13.7	23.7
Interest income	(3.6)	(2.4)	(1.8)	(1.4)	(0.6)	(0.1)	(0.2)	(0.2)	(0.4)	(0.5)	(1.1)
Depreciation and amortization expense	42.8	44.0	43.3	42.9	46.2	11.4	11.1	11.0	10.9	45.8	44.5
Adjusted EBITDA	**$152.5**	**$94.2**	**$109.2**	**$97.4**	**$(28.2)**	**$(30.9)**	**$(5.3)**	**$(4.9)**	**$(14.2)**	**$35.5**	**$(59.8)**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Lift Truck	**2017**	**2018**	**2019**	**2020**	**2021**	**9/30/21**	**3/31/22**	**6/30/22**	**9/30/22**	**9/30/21**	**9/30/22**
Reconciliation of EBITDA											
Operating Profit (Loss)	$110.1	$67.5	$85.6	$85.6	$(86.9)	$(21.3)	$(10.7)	$(11.7)	$(15.2)	$30.7	$(130.8)
Goodwill and other intangible assets impairment charges	-	-	-	-	55.6	-	-	-	-	-	55.6
Other income (expense)	30.9	11.7	10.9	3.3	7.3	1.9	2.1	-	(0.6)	6.7	5.5
Depreciation and amortization expense	29.6	33.5	30.6	30.1	32.3	8.1	7.8	7.9	7.9	32.3	31.5
Adjusted EBITDA	**$170.6**	**$112.7**	**$127.1**	**$119.0**	**$8.3**	**$(11.3)**	**$(0.8)**	**$(3.8)**	**$(7.9)**	**$69.7**	**$(38.2)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Bolzoni	**2017**	**2018**	**2019**	**2020**	**2021**	**9/30/21**	**3/31/22**	**6/30/22**	**9/30/22**	**9/30/21**	**9/30/22**
Reconciliation of EBITDA											
Operating Profit (Loss)	$6.4	$9.5	$4.7	$1.0	$(1.8)	$(0.0)	$2.1	$3.4	$(1.3)	$(0.9)	$2.0
Other income (expense)	-	(0.3)	(0.2)	-	0.5	0.1	(0.2)	(0.2)	0.4	(0.2)	0.5
Depreciation and amortization expense	11.2	9.7	11.7	11.7	12.7	3.1	3.1	2.9	2.9	12.4	12.1
Adjusted EBITDA	**$17.6**	**$18.9**	**$16.2**	**$12.7**	**$11.4**	**$3.2**	**$5.0**	**$6.1**	**$2.0**	**$11.3**	**$14.6**

($ in millions)	Year Ended December 31					Qtr.	Qtr.	Qtr.	Qtr.	LTM	LTM
Nuvera	**2017**	**2018**	**2019**	**2020**	**2021**	**9/30/21**	**3/31/22**	**6/30/22**	**9/30/22**	**9/30/21**	**9/30/22**
Reconciliation of EBITDA											
Operating Profit (Loss)	$(42.0)	$(38.3)	$(36.3)	$(36.1)	$(62.3)	$(32.5)	$(8.1)	$(7.9)	$(9.0)	$(61.0)	$(36.0)
Goodwill and other intangible assets impairment charges	4.9	-	-	-	-	-	-	-	-	-	-
Fixed asset impairment charges	-	-	-	-	10.0	10.0	-	-	-	10.0	-
Other income (expense)	-	-	1.3	1.3	4.5	-	-	-	-	4.8	-
Depreciation and amortization expense	2.0	0.8	1.0	1.1	1.2	0.2	0.2	0.2	0.1	1.1	0.9
Adjusted EBITDA	**$(35.1)**	**$(37.5)**	**$(34.0)**	**$(33.7)**	**$(46.6)**	**$(22.3)**	**$(7.9)**	**$(7.7)**	**$(8.9)**	**$(45.1)**	**$(35.1)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest income (loss) plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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HYSTER-YALE MATERIALS HANDLING

Valuation Approach Should Vary by Business Fuel Cell Lift Truck & Attachments Fuel Cell Business Businesses Business • Mature Cyclical Industry • Venture / Technology Industry • Market Leading Products and Position • Distinct Technology / Patents in Fuel Cell • Operating Cash Generation • Operating Cash Invested in New • Value Using Traditional Valuation Model of EBITDA Product Commercialization / Multiple on a Net Debt Basis Ramp Up Multiple should reflect ROIC levels due to Hyster-Yale’s • Value as Venture Business with distribution strategy Developed Technology 17

SUPPLEMENTAL

Overview

Overview and Sources of Revenue A leading global lift truck manufacturer Additional ~ 7,300 lift HY sales of ~ 101,300 lift truck Large installed population truck units sold in units in LTM 9/30/22 that drives parts sales ~79,100 units sold – produced in HY plants 2021 by Sumitomo Over 960,000 lift truck units ~12,400 units sold – produced by HY Maximal NACCO (JV partner) ~9,800 units sold – produced by JV or other worldwide at 12/31/21 third parties 2021 Retail Lift Truck 2021 Lift Truck 2021 Worldwide Sales by Product (2) Shipments by End Market Distribution Channel Mix Service, Rental & Other Food and 6% Beverage Aftermarket 15% 15% National Accounts 20% Nuvera Retail and (1) ICE Units <1% Durable Goods 42% 41% Industrials Bolzoni 25% 6% Independent Dealers 80% Electric Units 31% Logistics 20% _____________________ (1) Includes Big Truck sales that represent 10% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. 20

Full Lift Truck Product Line - Over 600 Different Truck Models Available

Hyster® & Yale® ~ 370 models

Electric Counterbalanced Rider Trucks	Electric Narrow Aisle Trucks	Electric Hand Trucks	ICE (cushion tire)	Internal Combustion Engine (ICE) (pneumatic tire)
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5
1.5T to 8.0T	1.5T to 6.0T	1.5T to 8.0T	1.5T to 7.0T	1.5T to 52.0T



Electric CB
3-wheel Electric
4-wheel Electric
Lithium-Ion
Warehouse Equipment
Reach Trucks
Very Narrow Aisle Trucks
Order Pickers
End Rider
Stackers
Counterbalance
Internal Combustion Engine
Internal Combustion Engine
Big Trucks
Reach Stackers
Container Handlers
Laden / Empty

HY Maximal ~ 240 models

CLASS 1	CLASS 2	CLASS 3	CLASS 5	OTHER
1.5T to 5.0T	1.0T to 2.0T	1.0T to 2.0T	1.5T to 45.0T	



Electric
3-wheel
4-wheel
Warehouse Equipment
Reach Truck
Very Narrow Aisle Truck
Stacker
Pallet Truck
ICE
Gas & LPG Forklift
Diesel Forklift
Port Machinery
Reach Stacker
Empty Container Handler
Side Loader
Rough Terrain Forklift

Note: Approximate model count is as of 9/30/2022

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HYSTER-YALE MATERIALS HANDLING

...with a Broad Range of Power Options, Attachments and Solutions

Power Options

CLASS 1, 2 & 3	CLASS 4 & 5
Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks	Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire)



Lead-Acid Battery
Lithium-ion Battery
Fuel Cell Engine
LPG, Bi-Fuel, CNG EPA LSI / Stage V
Diesel GB III / Stage III
Diesel Tier 4 / Stage V

Attachments



Clamps
Multipallets
Rotators
Forks
Push Pulls
Fork Positioners
Sideshifters
Lifting Tables

Solutions



Development of a Smart, Connected Ecosystem

Customer Portal View
- Dashboards
- Telematics driven
- Actionable insights
- Fleet management
- Parts order fulfillment

70,000+ assets under management

Service Integration & Automation
- Service event management
- Fleet management
- Mobile diagnostics



Smart Connected Equipment
Clean, consolidated customer interfaces
Lifecycle Analytics and Insights
Integrated Service and Automation
DEALER DBS

Integrated Solutions
- Hydrogen fuel cells
- Telematics solution
- Attachments
- Automation

Lifecycle Analytics and Insights
- Data analytics
- Product development
- Predictive maintenance (PdM)

Note: Approximate assets under management count is as of 9/30/2022

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Hyster-Yale's Global Footprint



Danville, Illinois
Parts Distribution Center
Homewood, Illinois
Inventory and Parts; Customer Service and Support
Irvine, Scotland
European Administration Center
Frimley, UK
Division Headquarters; Engineering Concept Centre
Gävle, Sweden
Commercial Subsidiary
Järvenpää, Finland
Attachment Manufacture
Hebei, China
Fork Manufacture
Wuxi, China
Attachment Manufacture
Fairview, Oregon
Counterbalanced Development Center; Administration Center
Cleveland, Ohio
Corporate Headquarters
Craigavon, N. Ireland
Lift Truck Manufacture
Lublin, Poland
Commercial Subsidiary
Obu, Japan (JV)
Lift Truck Manufacture; Parts Distribution
Clackamas, Oregon
Clackamas Test Center
Warrington, UK
Commercial Subsidiary
Helmond, Netherlands
Commercial Subsidiary
Tokyo, Japan (JV)
Sales Headquarters
Sulligent, Alabama
Attachment and Component Manufacture
Pointe-Claire, Canada
Commercial Subsidiary
Montevrain, France
Commercial Offices
Nijmegen, Netherlands
Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center
Shanghai, China
Parts Distribution; China Marketing and Administration Center
Tyler, Texas
HY Telematics
Billerica, Massachusetts
Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales
Montcada/Reixac, Spain
Commercial Subsidiary
Salzgitter, Germany
Attachment Manufacture
Hefei, China
Supply Chain Center
Ramos Arizpé, Mexico
Fabrication Manufacture
Nozay, France
Commercial Subsidiary
Weeze, Germany
Experience & Test Center
Hangzhou, China (JV)
Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal)
Berea, Kentucky
Lift Truck Manufacture
Greenville, North Carolina
Division Headquarters; Lift Truck Manufacture; Warehouse Development Center
Frankfurt/Main, Germany
Commercial Offices
Pune, India
Engineering, Supply Chain and Marketing Center
Charlotte, North Carolina
Experience Center
San Donato, Italy
European Offices; Research & Development; Testing Facilities
Cavite, Philippines (JV)
Fabrication Manufacture
Masate, Italy
Lift Truck Manufacture; European Warehouse Development Center
Hanoi, Vietnam (JV)
Component Manufacture
Piacenza, Italy
Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture
Singapore
Division Headquarters and Retail Dealership
Prato, Italy
Attachment Manufacture
Prospect, Australia
Pacific Divisional Headquarters and Sales Office
Itu, Brazil
Lift Truck Manufacture; Parts Distribution Center
Serra, Brazil
Future Attachments Manufacture; Sales and Service
LEGEND:
Lift Truck Business locations
Fuel Cell Business (Nuvera) locations
Attachment Business (Bolzoni) locations
Global Headquarters
Prestons/Sydney, Australia
Commercial Subsidiary

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Lift Truck Market Levels Have Decreased in All Geographic Areas from Peaks in 2021 But Rate of Change is Slowing Global Lift Truck Market Rates of Change through 6/30/22 ( 3 & 12-month rates of change trend) North Brazil Europe America Asia/ China Pacific (excluding China) _____________________ Source: WITS. Bookings Reports through 6/30/22. WITS Industry Data reported one quarter in arrears 24

Industry Lift Truck Market Size Data

Lift Truck Market Size Data

WITS Orders Basis (1)	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Europe	265,896	278,024	312,455	327,173	380,557	445,583	411,107	222,883	299,387	368,286
North America	147,322	155,191	186,192	198,058	212,953	191,384	159,279	98,338	136,050	169,589
Total Americas	158,388	168,471	206,225	221,155	242,186	234,353	200,178	118,835	180,903	224,501
A/P, China and Japan (1a)	138,452	155,094	185,530	201,062	232,438	271,018	260,246	205,114	314,162	381,795
Global Market	**562,736**	**601,589**	**704,210**	**749,390**	**855,181**	**950,954**	**871,531**	**546,832**	**794,452**	**974,582**

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022E*
Europe	351,441	357,452	387,905	412,642	457,333	509,157	563,573	528,859	502,013	770,751	693,100
North America	181,191	200,939	219,444	235,128	240,836	266,543	276,904	255,241	285,347	458,082	395,600
Total Americas	229,565	252,930	267,546	277,315	280,827	315,395	328,349	306,214	305,748	491,329	422,000
A/P, China and Japan (1a)	363,399	399,395	438,510	409,923	443,938	570,443	646,057	671,803	829,853	1,078,507	952,900
Global Market	**944,405**	**1,009,777**	**1,093,961**	**1,099,880**	**1,182,098**	**1,394,995**	**1,537,979**	**1,506,876**	**1,637,614**	**2,340,587**	**2,068,000**

(1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002.
(1a) Beginning in 2014 includes India local production
Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Europe (FEM/JIVA) (3)	150,250	121,922	135,318	152,667	174,953	176,294	187,902	219,615	227,697	274,681
North America (2) (3)	106,590	120,679	154,167	162,725	152,763	178,456	192,192	197,436	205,033	145,967
Total Americas (2) (3)	114,411	127,308	162,261	171,682	168,170	193,413	207,018	209,843	223,499	161,316
A/P, China and Japan (3)	134,635	123,913	119,733	135,050	148,135	148,441	111,848	104,781	122,354	123,780

	2002	2003	2004	2005	2006	2007	2008	2009
Europe (FEM/JIVA) (3)	256,717	263,972	286,546	302,158	337,326	382,047	376,945	201,352
North America (2) (3)	144,529	151,911	182,450	194,475	207,919	185,726	149,863	95,562
Total Americas (2) (3)	156,702	166,328	203,552	218,908	238,141	229,509	192,134	115,752
A/P, China and Japan (3)	129,333	146,334	171,000	195,386	222,074	250,684	257,604	199,159

Non-WITS Prior Year Information:

Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association

(2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only.

(3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region:

Americas - North America & Government - Retail bookings
Americas - Latin America - Factory bookings
Europe & Japan - Factory shipments
A/P & China - Factory bookings


Industry Units by Class
Class 1 Electric 18%
Class 2 Electric 8%
Class 3 Electric 45%
Class 4 ICE 2%
Class 5 ICE 27%
Source: WITS*. LTM 6/30/22 Orders Reports
ICE = Internal Combustion Engine

*Note: 2022E based on WITS information through 6/30/22. WITS Industry Data reported one quarter in arrears.

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HYSTER-YALE MATERIALS HANDLING

HY Lift Truck Unit Shipments as of 9/30/22 (Quarter & LTM)

HY Lift Truck Units Sold by Geography


Asia-Pacific/ Japan 6%
China 8%
EMEA 29%
Americas 57%

Source: Company: **Q3 2022** Units Shipped
Note: Units sold direct by SN JV are not included

HY Lift Truck Units by Class


Class 5 ICE 31%
Class 1 Electric 19%
Class 2 Electric 8%
Class 4 ICE 6%
Class 3 Electric 36%

Source: Company: **Q3 2022** Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine

HY Lift Truck Unit Revenue by Class


Class 5 ICE 47%
Class 1 Electric 23%
Class 2 Electric 12%
Class 4 ICE 10%
Class 3 Electric 8%

Source: Company: **Q3 2022** Unit Revenues


Asia-Pacific/ Japan 6%
China 7%
EMEA 29%
Americas 58%

Source: Company: **LTM 9/30/22** Units Shipped
Note: Units sold direct by SN JV are not included


Class 5 ICE 32%
Class 1 Electric 19%
Class 2 Electric 9%
Class 4 ICE 6%
Class 3 Electric 34%

Source: Company: **LTM 9/30/22** Units Shipped
Note: Units sold direct by SN JV are not included
ICE = Internal Combustion Engine


Class 5 ICE 48%
Class 1 Electric 22%
Class 2 Electric 12%
Class 4 ICE 10%
Class 3 Electric 8%

Source: Company: **LTM 9/30/22** Unit Revenues

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HYSTER-YALE MATERIALS HANDLING

Hyster-Yale is Committed to Achieving Its Financial Targets Each of the three businesses has long-term financial objectives HY’s Strategic Initiatives and Related Projects Expected to Drive Results to Targets Lift Truck Bolzoni NUVERA • Focus on increasing Operating Profit sales near term Operating Profit 7% 7% • Focus on reducing ROTCE losses and moving to >20% profitability over time 27

Lift Truck Business Gap to Target Economics Q3 2022 LTM 9/30/22 Actual Lift Truck Operating Profit Margin % (1.9)% (4.1)% Margin % Variances 4.6% 7.6% As HY works through low-margin backlog, Volume % Variances* Gap to Target Manufacturing variances/other 4.8% 2.0% Economics is Operating Expenses (0.5)% 1.5% improving but still below Target Total Volume Variances* 4.3% 3.5% Lift Truck Operating Profit Margin % Gap 8.9% 11.1% Lift Truck Operating Profit Margin % Target 7.0% 7.0% Achieve 7% operating profit margin target over the medium term Achieve ROTCE > 20% *Expected to achieve with annual sales of 140,000 HY-produced lift truck units (mix dependent). 28

Capital and R&D Expenditures R & D E X P E N D I T U R E S C A P I TA L E X P E N D I T U R E S 60 140 120 50 100 40 80 30 60 20 40 10 20 0 0 2018 2019 2020 2021 Estimate 2018 2019 2020 2021 Estimate 2022 2022 Core Forklift Nuvera Bolzoni Core Forklift Investments IT Systems Nuvera Bolzoni Estimated R&D in 2022 comparable to 2021. Cap Ex spend in 2022 estimated to be lower than reduced 2021 spend Note: Estimates are as of 9/30/22 29 (total $ in millions) (total $ in millions)

Lift Truck

Products and Technology

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions

STRATEGIC PROJECTS

- Modular, scalable platforms
- Low-intensity products
- Electrification
- Fuel cells
- Telemetry
- Operator assist system (OAS)
- Automation

OBJECTIVES/ BENEFITS

- Right truck at the right price
- Right products for low-Intensity use
- Cost of ownership and environment
- Integrated with focus on productivity
- Connected with data analytics
- Operator productivity and safety
- Operating cost and continuous operations

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HYSTER-YALE MATERIALS HANDLING

HY Product Launches

Launched in Q1 – Q3 2022:

- Production of Stage V engine option on 8-18 ton for EU market.
- Production of Stage V 35 to 52-ton forklift trucks for EU market.
- Production of 35 to 52-ton Container Handler with new operator compartment and Cummins 12L engine.
- Additional Li-Ion options across all Warehouse products for EMEA market.
- Production of CB stacker new electronic and drive by wire steering for Americas and EMEA.
- Production of new low intensity 4 to 5-ton ICE counterbalanced truck for EMEA.
- Production of localized RS 45 Reach Stacker for AP and China markets.
- Production of localized 2 to 3-ton Platform Pallet truck for JAPIC market.
- Production of new 5 to 7-ton ICE counterbalanced truck for JAPIC, LAM and Brazil.
- Production of new 1.8 to 5.0-ton Rough Terrain for JAPIC and Brazil.
- Production of modular Li-Ion pack options for counterbalanced low intensity Electric Rider trucks for APIC market.
- Production of additional options for the 2-3.5 modular products for EMEA
- Additional Maximal-branded lift trucks for all countries.

Expected to Launch in the remainder of 2022:

- HY expects to launch the 2-3.5 modular products in the Americas and JAPIC markets during the remainder of 2022, as well as new upgrades to warehouse products for the EMEA and Americas markets and expanded options of low-intensity Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions.

Above list is based on current information and launches could be adjusted based on market conditions

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HYSTER-YALE MATERIALS HANDLING

Factors Impacting Low Cost of Ownership Typical Truck Cost/Hour* Life Cycle Costs Productivity Ergonomics/ fatigue Operator Auto functions 69% Automated trucks Energy usage Alternative powertrains Fuel Internal Combustion Engine to Electric Rider Mode control 11% Cost/hour Fleet management Service & repair Extended warranty Telematics 11% Fleet optimization Price management Finance Cost control Residuals 9% *Typical truck cost/hour for 5,000lb North American applications 33

Lift Truck Modular and Scalable Platforms Customers seek efficiency in their Launching as the Hyster® A Series and the Yale® Series N operations. Scalable configurations provide optimal solutions. 34

Lift Truck Telemetry and Operator Assist System Solutions Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive Telemetry: Data and analysis is becoming truck operation increasingly important to operations that help customers Telemetry can provide a complete wireless asset management solution meet operational • Total cost of operation visibility challenges • Productivity and utilization • Operator performance 35

Lift Truck Automation Products Customers are seeing great value in operator free, continuous operations Modular, Scalable Internally Developed Automation Partner Solutions Horizontal Vertical (Balyo) (JBT) HY-automated lift trucks provide an infrastructure independent and flexible solution 36 TT

Objective is to Transform Commercial Competitiveness in an Evolving Market Hyster-Yale Evolving Sales Transformation HY Customer’s Transformative Industry Participation-Focused Industry-Focused Advanced 360 Degree Highly Connected Sales Management Selling Systems Customer Approach Aftersales Solutions Solutions Requirements Experience and Toughest Problems to be Solved 37

Enhanced Distribution Capabilities Intended to Increase Competitive Advantage Independent Dealer Network Drives Competitive Value Scaling Global Distribution to Achieve HY Strategies Increasing HY engagement in the distribution process to deliver an “As One” customer experience with HY Augmented Sales Efforts Expands our dealer partners Market Participation 38

Distribution Engagement



Yale
Sales·Parts·Service
People. Products. Productivity.



PARTS
SERVICE
RENTALS



LiftOne

Independent ▪ Exclusive ▪ Entrepreneurial ▪ Profitable ▪ Committed partner ▪ Dual-line or single

Enhancing performance

- Dealer Excellence programs
- Dealer alignment
- Term-based contracts
- Hyster-Yale providing additional support

~800 global dealer locations

~2,800 application consultants

~11,000 service technicians

Strengthening the distribution footprint

- Industry-focused sales support
- Competitor acquisitions
- In-territory acquisitions
- Enhanced digital customer experience systems
- Dealership succession planning

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HYSTER-YALE MATERIALS HANDLING

Bolzoni

Strong Base and Opportunities to Leverage Materials Handling Solutions PORTFOLIO PRODUCTS One of the world’s leading (1) of the Bolzoni Group manufacturers of lift truck Lift tables 2% attachments, forks and lift tables, cylinders and transmissions with an extensive product range Transmissions 24% Attachments Cylinders 50% 12% Forks 12% (1) Percentages based on first nine months of 2022 results. 41

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities BOLZONI TRANSFORMATION BOLZONI GROWTH BOLZONI AMERICAS & CHINA FINANCIALS BOLZONI Transformation HY – BOLZONI SYNERGIES RENTAL & SECOND HAND ATTACHMENTS OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI TECHNOLOGY TARGET NEW DRIVEN SOLUTION CUSTOMER 42

Bolzoni Transformation: Increasing Commercial Agilities in the Global Market

Key factors to execute a successful BOLZONI Transformation

3 BRANDS
1 COMPANY

GROUP STRATEGY

CHANGES IN ORGANIZATION

CHANGES IN MANAGEMENT PROCESSES

- Alignment among the companies
- ONE solid and committed team
- Fix a common target
- Share best practices

- Allocate and coordinate resources where needed
- New common talent approach
- Marketing unification
- Gain speed in the market

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HYSTER-YALE MATERIALS HANDLING

Bolzoni Auramo Inc – Sulligent, AL - Growth Drivers in Place A plant to serve the Americas market • Product localization focused on specific local market requirements • Wide-handling attachments range, as well as forks • North America and Latin America market coverage • Expanded manufacturing of cylinders provides opportunity for Americas market 44

Bolzoni China: Growth Drivers in Place Competitively positions Bolzoni on cost in emerging markets Wuxi (Attachments) Hebei (Forks) • Product localization focused on specific local • Manufactures a complete range of forks for lift and global market requirements trucks, construction and agricultural material • Competitive pricing and quick delivery time handling machines • Improved productivity and efficiency from • Fork range includes reach forks and smart-fork production process improvements solutions • Silver Line range manufacturing addressed to • Range developed to meet global market needs all markets • Continuously improving production processes 45

Bolzoni Has a Strong OEM Foundation OEM OEM OEM (1)(2) SALES BY PRODUCT LINE (1)(2) (1)(2) TOP CUSTOMERS SALES BY REGION HOOK-ON SIDE SHIFTERS OEM 5 OEM 3% JAPIC Other 6% 16% 10% OEM 4 INTEGRAL OEM 1 13% SIDE 34% EUROPE FORKS SHIFTERS & 49% 38% CARRIAGES AMERICAS OEM 3 45% 35% 13% OEM 2 27% 11% ATTACHMENTS (1) For the 12 months ended 12/31/21 (2) Excludes cylinder sales to HY STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS 46

Nuvera

Nuvera Is a Transformational Opportunity At a Glance: Application Portfolio • E-45kW as well as E-60kW Fuel Cell engines SMVIC- Leading, Patented Technology Technology certified Experience • First bus with E-series • 75+ engineers engine MIIT certified Demand Tapered in Short-term th • 8 generation of Fuel • High-efficiency Fuel Cell Cell technology stacks • 20+ years of Fuel Cell Automated Fuel Cell Stack Assembly vehicle integration Lines for Series Production Separate Business Unit Intellectual Successful Early-Stage Adoption • Focus on core product (Fuel Property Cell Stacks and Engines) • Leveraging Hyster-Yale • 425+ active patents Expected Transformational Impact • Fuel Cell core strengths technology • Ramping up for growth on Hyster-Yale Future Profitability 48

Nuvera Has a Distinctive Place Within Hyster-Yale • Venture business, with strong commercialized products, Growing focusing on gaining sales hydrogen fuel cell market • Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a provides significant market opportunity outside the lift truck opportunities market for Nuvera to • Key sales and profitability milestones established but add significant timing cannot be predicted with precision value to HY • Despite losses, HY believes Nuvera is creating significant value for HY shareholders 49

Technology: Optimized Fuel Cell Engine Design Nuvera FC Engines enable commercial and industrial vehicle electrification Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine 50

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market Nuvera makes FC technology WORK for customers E-Series Fuel Cell Engines: Stacks / E-45 and E-60 Subsystems Easily integrated fuel cell module For OEMs that understand For medium- and heavy- stack deployment duty equipment and vehicles Broadly applicable: scalable and modular EN-125 In development 51

Nuvera Product Platforms: Integrated service / support to customers Nuvera supports customers along their lengthy hydrogen implementation journey Decision Integration Design Demo Vehicle Electrification GO TO SERIES VOLUME Decision Decision Decision Vehicle Test GO ELECTRIC USE FUEL CELLS CHOOSE NUVERA A minimum of an 18-month process 52

Product Platforms: Application Focus Markets ▪ Off-road ▪ Delivery Vans & equipment Commercial Vehicles ▪ Trucks ▪ Specialty/Utility ▪ Buses Vehicles Dannar® Mobile Power Station: ZRHE / KingLong bus: Hyster® Toploader: Demo unit FC concept in development Operational and in Demonstration Capacity Terminal Tractors: Devinn Mobile Charger: H2e Power Bus with OIL India: (in development) Fuel Cell integration Fuel Cell Integration (in development) Demo Unit 53